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                                                                   EXHIBIT 10.2


                                OPTION AGREEMENT


         THIS OPTION AGREEMENT is made this 5th day of August, 1999 ("the AGREEMENT"). Jack Rosenzweig and Helene Rosenzweig, his wife, (collectively, the "OPTIONOR"), hereby agree to grant to Humboldt Industries Incorporated (the "OPTIONEE"), a Pennsylvania corporation, or its assignee or nominee (the "OPTION"), to purchase all that certain ground, together with the improvements erected on it, situate in the Humboldt Industrial Park, Hazle Township, Luzerne County, Pennsylvania, more particularly described in Exhibit "A" attached hereto and made a part hereof (the "PREMISES").

                                  BACK-GROUND:

         A. Contemporaneously herewith, the Optionor has entered into a Lease Agreement with Optionee for the Premises (hereinafter, the "LEASE"), in accordance with the provisions of an Agreement of Purchase and Sale of Stock dated the 10th day of June, 1999, between Optionor, Optionee, Maplewood Industries, Inc., PetQuarters, Inc. and PQ Acquisition Company, Inc. (hereinafter, the "AGREEMENT OF PURCHASE").

         B. The Agreement of Purchase provides in Section 4.14.1(xxi) that the Optionee has the right to lease the real estate from the Optionor for a period of five (5) years (hereinafter, the "LEASE TERM").

         C. The Purchase Agreement provides in 4.14.1(xx) that the Optionor, or its assignee, shall have the option to purchase the Premises. It is the purpose of this instrument to provide that option.

         NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, and intending to be legally bound, the parties agree as follows:


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         1. Optionor hereby grants Optionee, or its assignee or nominee, an option to purchase the Premises on the terms set forth in this Agreement. The purchase price for the Premises shall be Two Million Five Hundred Thousand ($2,500,000.00), payable in immediately available funds at closing.

         2. Settlement shall take place within five (5) years of the date hereof. This option will expire at midnight on June 9, 2005. The time of the payments and of the settlement is of the essence of this Agreement. The exercise of the option and the settlement thereon is conditioned on the Optionee being in full compliance with all of the terms and conditions of the Lease.

         3. At closing, the Lease shall be automatically terminated.

         4. The Premises shall be conveyed by special warranty Deed free of all liens and encumbrances, except easements, rights, rights of way (recorded or unrecorded), and matters which an accurate survey would disclose. This conveyance is also subject to existing restrictions of record and/or physically noticeable easements, governmental regulations regarding sale, leasing or possession, possible street improvements, if any, and provisions of zoning ordinances and/or any act or ordinance affecting the use of and improvements to the Premises (the "EXCEPTIONS"), provided such Exceptions do not affect the Optionee's intended use of the Premises.

         5. Optionor shall deliver good and marketable title, clear of all monetary and other liens, and such as will be insured at regular rates by any responsible title insurance company; otherwise, the Optionor shall be in default of this Agreement. Optionee shall be entitled to specific performance of Optionor's covenants in this Agreement respecting title.


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         6. The Option shall be exercised by the Optionee giving notice, in writing, to both the Optionor and their counsel by certified mail, no less than thirty (30) days prior to the scheduled closing time and date of Optionee's selection. The closing shall take place at the law offices of Laputka, Bayless, Ecker & Cohn, P.C., 2 East Broad Street, 6th Floor, Hazleton, Pennsylvania 18201.

         7. The parties shall share equally the applicable Realty Transfer Taxes. Inasmuch as Optionee is obligated to pay all real estate taxes under the provisions of this Lease, there will be no apportionment of these taxes. Optionee may, at its own cost, procure a Level I Environmental Audit. If required by the title insurance company insuring the Optionee, Optionor shall provide a survey map as prepared by a surveyor licensed in the Commonwealth of Pennsylvania.

         8. In addition to the other representations and warranties set forth in this Agreement, Optionor makes the following additional representations and warranties to Optionee, which shall also be conditions of closing: (a) except for the Lease, there are no leases in existence for the Premises; (b) Optionor is not in bankruptcy, nor has there been any petition or insolvency proceedings filed for the reorganization of Optionor; (c) there are no rights, options or other agreements of any kind to sell or transfer any interest in the Premises;
(d) the representations and warranties stated in this paragraph, and in other paragraphs of this Agreement, shall be true as of the date hereof and as of settlement, and shall survive settlement under this Agreement.

         9. The Agreement contains the entire understanding between the parties as to the Option and there are no other terms, obligations, covenants, representations, statements or conditions, or otherwise of any kind, concerning the subject matter. All


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amendments and modifications to this Option Agreement must be in writing and signed all of the parties.

         10. It is understood and agreed that with respect to all dates set forth in this Agreement, time is of the essence.

         11. Either party may assign its rights and obligations hereunder.

         12. This instrument shall be binding upon the heirs, successors and assigns of the parties.

         13. Optionee shall have the right to record a Memorandum of this Option Agreement in the Office of the Recorder of Deeds in and for Luzerne County, Pennsylvania, in a form reasonably acceptable to counsel for both parties.

         14. Notice under this Agreement shall be deemed received on the date sent and shall be sent to the following addresses:

         If to the Optionor:

                  Jack Rosenzweig and Helene Rosenzweig
                  Humboldt Industrial Park
                  One Maplewood Drive
                  Hazleton, PA 18201

         If to Optionee:

                  Humboldt Industries Incorporated
                  Humboldt Industrial Park
                  One Maplewood Drive
                  Hazleton, PA 18201

         With a copy to:

                  Laputka, Bayless, Ecker & Cohn, P.C.
                  2 East Broad Street, 6th Floor
                  Hazleton, PA 18201
                  Attn: Martin D. Cohn, Esquire or Robert S. Sensky, Esquire

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         If to PetQuarters, Inc.:

                  PetQuarters, Inc.
                  P.O. Box 410
                  Lonoke, AR 72086
                  Attn: Steve Dempsey

         With a copy to:

                  Wright, Lindsey, Jennings, LLP
                  200 West Capitol Avenue, Suite 2200
                  Little Rock, AR 72201
                  Attn: C. Tad Bohannon, Esquire

         IN WITNESS WHEREOF, the parties have caused this Agreement to be signed on the date first written above by their respective officers thereunto duly authorized.

                                                   OPTIONOR:

WITNESS:                                           JACK ROSENZWEIG

-------------------------------                    -----------------------------
                                                            (Signature)

WITNESS:                                           HELENE ROSENZWEIG

-------------------------------                    -----------------------------
                                                            (Signature)

ATTEST:                                            HUMBOLDT INDUSTRIES
                                                   INCORPORATED

                                                   By:
                                                      --------------------------
                                                   Title:
                                                         -----------------------


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COMMONWEALTH OF PENNSYLVANIA            :
                                              ss.
COUNTY OF LUZERNE                       :


         On this the ____ day of August, 1999, before me, a Notary Public, the undersigned officer, personally appeared Jack Rosenzweig and Helene Rosenzweig, his wife, known to me (or satisfactorily proven) to be the person whose name is subscribed to the within instrument, and acknowledged that they executed the same for the purposes therein contained.
         WITNESS hand and seal the day and year aforesaid.


                                                    ----------------------------
                                                    Notary Public

STATE OF ARKANSAS        :
                              ss.

COUNTY OF PULASKI        :

         On this the ____ day of August, 1999, before me, a Notary Public, the undersigned officer, personally appeared who acknowledged himself/herself to the of Humboldt Industries Incorporated, and that he/she as such officer, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of the corporation by himself/herself as such officer.

         WITNESS hand and seal the day and year aforesaid.


                                                      --------------------------
                                                      Notary Public

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         IN WITNESS WHEREOF, the parties have caused this Agreement to be signed on the date first written above by their respective officers thereunto duly authorized.

                                                   OPTIONOR:

WITNESS:                                           JACK ROSENZWEIG

-------------------------------                    -----------------------------
                                                            (Signature)

WITNESS:                                           HELENE ROSENZWEIG

-------------------------------                    -----------------------------
                                                            (Signature)

ATTEST:                                            HUMBOLDT INDUSTRIES
                                                   INCORPORATED
-------------------------------                    By:
                                                      --------------------------
                                                   Title:
                                                         -----------------------

COMMONWEALTH OF PENNSYLVANIA                       :
                                                     ss.
COUNTY OF LUZERNE                                  :



         On this the ____ day of August, 1999, before me, a Notary Public, the undersigned officer, personally appeared Jack Rosenzweig and Helene Rosenzweig, his wife, known to me (or satisfactorily proven) to be the person whose name is subscribed to the within instrument, and acknowledged that they executed the same for the purposes therein contained.

         WITNESS hand and seal the day and year aforesaid.


                                                     ---------------------------
                                                     Notary Public


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STATE OF ARKANSAS      :
                       ss.
COUNTY OF PULASKI      :

         On this the ____ day of August, 1999, before me, a Notary Public, the undersigned officer, personally appeared __________________________________ who acknowledged himself/herself to the ____________________ of Humboldt Industries Incorporated, and that he/she as such officer, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of the corporation by himself/herself as such officer.

         WITNESS hand and seal the day and year aforesaid.


                                                   -----------------------------
                                                   Notary Public

My Commission Expires:

-------------------------



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                                  EXHIBIT "A"

                               LEGAL DESCRIPTION

         ALL that certain parcel of land as shown on Ebeco Associates, Inc. drawing number Three thousand two hundred ten (3210), known as Site Six (6), situate in the park known as Humboldt Industrial Park, Township of Hazle, County of Luzerne, Commonwealth of Pennsylvania bounded and described as follows to wit:

         BEGINNING at a point on the westerly line of a Eighty (80.00) foot wide right of way known as Maplewood Drive, said point being further described as the northeast corner of Site Seven (7);

         THENCE along the northerly line of said site South Seventy-two degrees One minute and No seconds West (S 72-01-00 W) for a distance of One thousand sixty-four and eighteen hundredths (1064.18) feet to a point on the easterly line of a Sixty (60.00) foot wide Railroad and Utility corridor right of way;

         THENCE along the easterly line of said right of way North Eighteen degrees Seven minutes and No seconds West (N 18-07-00 W) for a distance of Three hundred three and sixty-seven hundredths (303.67) feet to a point; said point being on the southerly line of lands nor or formerly Can-Do. Inc.;

         THENCE along the southerly line of said lands North Seventy-two degrees Three minutes and No seconds East (N 72-03-00 E) for a distance of One hundred (100.00) feet to a point;

         THENCE continuing along said lands North Eighteen degrees Seven minutes and No seconds West (N 18-07-00 W) for a distance of One (100.00) feet to a point on the southerly line of a Twenty-five (25.00) foot wide Utility Corridor;

         THENCE along the southerly line of said right of way North Seventy-two degrees Three minutes and No seconds East (N 72-03-00 E) for a distance of One thousand forty-six and twenty-eight hundredths (1046.28) feet to a point on the westerly line of a Eighty (80.00) foot wide right of way known as Maplewood Drive;

         THENCE along the westerly line of said right of way South Six degrees Twenty-seven minutes and No seconds East (S 06-27-00 E) for a distance of Three hundred fifty-five and forty-eight hundredths (355.48) feet to a point;

         THENCE continuing along said right of way on a curve to the left, having a radius of One thousand four hundred seventy-four and eighty-nine hundredths (1474.89) feet, an arc length of Fifty-five and sixty-two hundredths (55-62) feet to a point and the PLACE OF BEGINNING.